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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22043
Invesco Van Kampen Dynamic Credit Opportunities Fund
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen Dynamic Credit Opportunities Fund
NYSE:VTA

2	Performance Summary
2	Management Discussion
4	Additional Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
22	Financial Statements
25	Notes to Financial Statements
34	Financial Highlights
36	Auditor’s Report
37	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
This is the annual report for Invesco Van Kampen Dynamic Credit Opportunities Fund for the fiscal year ended February 29, 2012. During the reporting period, the Fund at net asset value (NAV) produced a positive return.

Performance
Total returns, 2/28/11 to 2/29/12

Fund at NAV	0.43%

Fund at Market Value	-2.36

CS Leveraged Loan Index ▼	1.67

Market Price Discount to NAV as of 2/29/12	-6.14

Source(s): ▼ Invesco, Bloomberg L.P.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-to-reward potential.
     Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality, international pressures and so forth.
■	Recovery and loan-to-value. These factors focus on examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.

     Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund
During the fiscal year ended February 29, 2012, the senior secured loan market rose, fell and then rose again. Generally good underlying credit performance was, at times, overshadowed by “headline-induced” market swings and volatility. The main culprits of this volatility were well-publicized concerns about sovereign debt issues in Europe, the budget and national debt in the United States and weakness in the US economy during the second quarter and the beginning of the third quarter of 2011.
     Additionally, senior secured loans were hurt by the US Federal Reserve’s (the Fed) announcement that interest rates are likely to remain low through 2014. The Fed’s announcement reversed the heavy retail interest the market experienced in the early part of the year. The lack of retail interest, however, was offset as institutional investors returned to the senior secured loan market in the second half of the year. This institutional demand steadily increased through the first part of 2012.
     Despite significant volatility, loan market returns were positive, especially over the last several months. Increased demand from institutional investors was driven by competitive yields offered by senior secured loans and a favorable economic outlook. At the close of the reporting

Portfolio Composition†
By credit quality

Baa	1.7%

Ba	24.9

B	43.5

Caa	7.1

Non-Rated	22.8
†	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select ’Rating Methodologies’ under Research and Ratings on the homepage

Top Five Issuers*

1.	Caesars Entertainment Operating Co.	3.8%

2.	Reynolds Group Holding Inc.	2.8

3.	Univision Communications Inc.	2.7

4.	Clear Channel Communication	2.5

5.	First Data Corp.	2.3

Total Net Assets	$916.2 million

Total Number of Holdings*	440
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding time deposit holding.

2 Invesco Van Kampen Dynamic Credit Opportunities Fund

period, loan defaults were well below historical averages,1 and loan issuers generally had good credit performance, solid earnings and strong balance sheets.
     As we’ve discussed in previous reports, the bank loan market continues to become more visible, and there is a greater correlation between performance and market, economic and other trends. We have also seen an improvement in credit quality as evidenced by steady declines in the trailing 12-month default rate.2
     Furthermore, the London Interbank Offered Rate (Libor) component of bank loan interest payments is reset when contracts change – typically between every 30 and 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. This is one of the unique features of the bank loan asset class, and provides investors with a positive component when interest rates rise. The historically low Libor rates3 during the reporting period had a negative impact on the performance of the bank loan asset class. We expect that these rates will likely increase at some point in the future. However, the Fed has maintained, and has signaled its willingness to maintain for some time, an accommodative monetary policy amid concerns about a slow economic recovery.
     The Fund was negatively impacted by its large exposure to Europe. We reduced our European holdings during the reporting period and repositioned the portfolio in the latter part of 2011, specifically reducing our exposure to European financials and increasing our exposure to European corporates. During the last two months of the reporting period, Europe was a large positive contributor to performance. Our position in TXU was a drag on absolute performance during the reporting period; however, because of our underweight position, it did not negatively affect Fund performance versus the index.
     One important factor impacting the return of the Fund relative to its comparative index was the Fund’s use of financial leverage through the use of bank borrowings. As of the close of the reporting period, leverage accounted for 18% of the Fund’s total assets. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example if the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a fund generally are rising.
     The Fund used leverage, which enhanced returns as loan prices increased during the reporting period. Leverage involves borrowing at a floating short term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. However, as mentioned earlier, the use of leverage can, increase the Fund’s volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.
     The Fund also used a limited amount of credit derivatives for investment purposes. Credit derivatives provide the opportunity to gain exposure to loans and bonds, often at higher yields than if we invested in the underlying loan or bond directly, albeit with the risk of greater volatility. We adhere to a research-intensive investment process when investing in credit derivatives.
     The Fund used derivatives in implementing its investment strategy during the reporting period. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Fund uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the fiscal year, the Fund engaged in foreign currency transactions in order to minimize fluctuations in value that result from holding non-US dollar-denominated loans. Currency transactions comprised a meaningful position during the reporting period as the Fund’s non-US exposure was 23% of Fund net assets at the close of the reporting period. The net effect of currency transactions was positive during the fiscal year. The Fund also sold credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds or loans. Total exposure to credit default swaps was relatively small at the close of the reporting period. The overall impact of these credit transactions was slightly positive for Fund results.
     As always, we thank you for investing in Invesco Van Kampen Dynamic Credit Opportunities Fund and for sharing our long-term investment horizon.
1 Sources: Standard & Poor’s/LSTA Index
2 Source: Standard & Poor’s LCD
3 Sources: Standard & Poor’s LCD and S&P/LSTA Leverage Loan Index
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Scott Baskind
Portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been responsible for the Fund since 2010. Mr. Baskind has been associated with Invesco or its investment advisory affiliates since 1999. He earned a B.S. in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.
Greg Stoeckle
Portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been responsible for the Fund since 2010. Mr. Stoeckle has been associated with Invesco or its investment advisory affiliates since 1999. He earned a B.S. in applied mathematics and economics from Ursinus College and an M.B.A. in finance from St. Joseph’s University.
Phillip Yarrow
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been associated with Van Kampen Asset Management or its investment advisory affiliates in an investment capacity from 2005 until joining Invesco in 2010. Mr. Yarrow has managed the Fund since 2007. He earned a B.S. in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University.

Effective September 19, 2011, Invesco Advisers, Inc. assumed sole responsibility for the management of the Fund. Avenue Europe International Management, L.P. is no longer a subadviser for the Fund.

3 Invesco Van Kampen Dynamic Credit Opportunities Fund

Additional Information
Invesco Van Kampen Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund reports, visit invesco.com/fundreports.

About indexes used in this report
■	The CS Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated non-investment-grade loans.

■	The London Interbank Offered Rate (Libor) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst®(CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol                                  VTA

4 Invesco Van Kampen Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account: You may increase the amount of shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:
Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping: The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1. Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2. Discount: If the Fund is trading at a discount – a market price that is lower than NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Van Kampen Dynamic Credit Opportunities Fund

Schedule of Investments

February 29, 2012

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Variable Rate Senior Loan Interests–98.99%(a)(b)
Aerospace & Defense–1.86%
ARINC Inc., Second Lien Term Loan	6.25%	10/25/15		$2,268	$2,234,073

AVIO S.p.A. (Italy), Term Loan B	2.12%	12/13/14		1,007	967,873

Term Loan C	2.99%	12/13/15		909	877,838

DAE Aviation Holdings, Inc.

Tranche B-1 Term Loan	5.56%	07/31/14		1,044	1,033,371

Tranche B2 Term Loan	5.56%	07/31/14		998	987,744

DynCorp International LLC Term Loan B	6.25%	07/07/16		3,025	3,025,006

IAP Worldwide Services, Inc., PIK First Lien Term Loan(c)	9.25%	12/28/12		5,528	5,051,530

SI Organization, Inc., Term Loan B	4.50%	11/22/16		752	728,601

SRA International, Inc., Term Loan B	6.52%	07/20/18		834	824,598

Wyle Services Corp., Term Loan B	5.75%	03/27/17		1,320	1,306,313

					17,036,947

Air Transport–0.60%
Delta Air Lines, Inc., Revolver Loan(d)	0.75%	03/28/13		2,000	1,941,000

Term Loan B	4.25%	03/07/16		3,130	3,032,027

Term Loan B	5.50%	04/20/17		509	499,788

					5,472,815

Automotive–3.12%
Federal-Mogul Corp., Term Loan B	2.20%	12/29/14		2,473	2,374,862

Term Loan C	2.19%	12/28/15		1,930	1,853,231

General Motors Holdings, Revolver Loan(d)	0.38%	10/27/15		6,452	5,810,655

Hertz Corp., LOC	3.75%	03/09/18		849	812,519

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17		4,972	4,978,092

Key Safety Systems, Inc., First Lien Term Loan	2.59%	03/08/14		1,534	1,481,206

Revolver Loan(d)	2.58%	03/08/13		2,000	1,868,720

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17		758	760,567

Schaeffler AG (Germany), Term Loan C2	6.00%	01/27/17	EUR	4,350	5,770,669

Term Loan C2	6.50%	01/27/17		1,026	1,030,833

Veyance Technologies, Inc., Delayed Draw Term Loan	2.75%	07/31/14		250	237,549

Term Loan	2.75%	07/31/14		1,745	1,658,512

					28,637,415

Beverage and Tobacco–0.24%
DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17		2,231	2,177,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Building & Development–2.98%
Axia Acquisition Corp., PIK Second Lien Term Loan A(c)	11.00%	03/11/16		$184	$114,844

Revolver Loan(d)	1.00%	03/11/16		348	304,698

Second Lien Term Loan B	5.00%	03/12/16		324	202,422

Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 07/31/07-12/30/11; Cost $1,431,863)(c)	8.00%	01/05/15		985	856,563

Capital Automotive L.P., Term Loan B	5.00%	03/10/17		4,398	4,367,076

Champion OPCO, LLC, PIK Term Loan(c)	10.50%	12/31/13		785	645,590

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15		582	583,394

El Ad IDB Las Vegas, LLC, Tranche A2 Term Loan (Acquired 08/30/07; Cost $2,000,000)	4.26%	08/09/12		2,000	700,000

Lake at Las Vegas Joint Venture, LLC, PIK Exit Revolver Loan (Acquired 07/15/10-02/23/12; Cost $623,679)(c)(d)	11.76%	12/31/12		624	617,442

Term Loan (Acquired 12/05/11-02/29/12; Cost $125,997)(d)	9.32%	04/30/12		128	127,642

Nortek, Inc., Term Loan	5.25%	04/26/17		945	941,769

Realogy Corp., Extended Revolver Loan	3.49%	04/08/16		6,683	5,649,766

Extended Term Loan	4.77%	10/10/16		11,535	10,761,141

Non-Extended Synthetic LOC	3.25%	10/10/13		825	781,356

Rhodes Homes, PIK Term Loan (Acquired 07/09/07-09/30/11, Cost $1,611,373)(c)	2.58%	03/31/16		415	342,439

WCI Communities, Inc. PIK Term Loan(c)	10.01%	09/02/16		314	301,352

					27,297,494

Business Equipment & Services–7.12%
Affinion Group, Inc., Term Loan B	5.00%	10/10/16		2,077	1,958,497

Asurion Corp., First Lien Term Loan	5.50%	05/24/18		5,927	5,921,431

Second Lien Term Loan	9.00%	05/24/19		1,555	1,586,686

Bright Horizons Family Solutions, Inc.

Revolver Loan(d)	0.51%	05/28/14		3,000	2,963,400

Term Loan B	4.25%	05/28/15		1,141	1,136,281

Brock Holdings III, Inc., Term Loan B	6.00%	03/16/17		2,393	2,378,994

Charterhouse Inuit (New Luxco) S.a.r.l. (Germany), Second Lien Term Loan	0.00%	05/16/16	EUR	2,000	2,455,241

Emdeon, Inc., Term Loan B	6.75%	11/02/18		3,377	3,426,149

First Data Corp., Delayed Draw Term Loan (Acquired 01/20/11; Cost $1,740,381)	2.99%	09/24/14		1,826	1,656,661

Extended Term Loan B	4.24%	03/23/18		3,247	2,925,452

Term Loan B1	2.99%	09/24/14		11,084	10,625,108

Term Loan B2	2.99%	09/24/14		3,153	3,021,926

Term Loan B3	2.99%	09/24/14		2,644	2,534,760

FS Funding A/S (Denmark), Facility Term Loan D	5.24%	06/30/15	EUR	2,000	2,517,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Business Equipment & Services–(continued)

Hillman Group, Inc., Term Loan B	5.00%	05/27/16		$105	$104,778

iPayment, Inc., Term Loan B,	5.75%	05/08/17		1,635	1,635,322

Kronos, Inc., Second Lien Tranche B1	10.58%	06/08/18		4,155	4,198,698

Tranche C Term Loan	6.25%	12/28/17		1,652	1,678,395

Mitchell International, Inc., Second Lien Term Loan	5.88%	03/30/15		3,654	3,556,109

NCO Financial Systems, Inc., Term Loan B	8.00%	05/15/13		4,766	4,749,869

SMG Holdings, Inc., Term Loan B (Acquired 08/06/07-12/13/07; Cost $3,726,044)	3.50%	07/27/14		3,748	3,710,352

SSI Investments II Ltd., Term Loan C	6.50%	05/26/17		213	212,951

Sungard Data Systems, Inc., Incremental Term Loan	3.74%	02/28/14		295	294,805

					65,249,658

Cable & Satellite Television–5.47%
Cequel Communications, LLC, Term Loan B	4.00%	02/14/19		6,389	6,336,824

Charter Communications Operating, LLC Extended Term Loan,	3.83%	09/06/16		3	2,795

Completel Europe N.V. (France), PIK Term Loan B (Acquired 12/07/10-09/30/11; Cost $12,583,850)(c)	4.68%	08/28/15	EUR	10,018	12,413,287

Kabel Deutschland GMBH (Germany), Term Loan F	4.25%	02/01/19		3,605	3,599,745

Mediacom Illinois, LLC, Term Loan E	4.50%	10/23/17		485	482,306

Mediacom Iowa, LLC, Term Loan F	4.50%	10/23/17		884	883,279

Omega I S.à r.l. (Germany), Term Loan B	5.17%	03/31/17	EUR	12,379	12,203,987

UPC Financing Partnership, Facility Term Loan AB	4.75%	12/29/17		792	793,019

Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16		4,605	4,586,843

YPSO Holding SA (France), PIK Extended Acquisition Term Loan C(c)	4.83%	12/29/17	EUR	255	278,682

PIK Extended Term Loan C(c)	4.83%	12/29/17	EUR	4,671	5,099,636

PIK Facility Acquisition Term Loan C(c)	4.83%	12/31/15	EUR	1,923	2,113,957

PIK Facility Recap Term Loan C(c)	4.83%	12/31/15	EUR	1,176	1,293,065

					50,087,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Chemicals & Plastics–3.38%
Aster Zweite Beteiligungs GMBG (Germany), Extended Term Loan B5	5.49%	12/31/14		$3,000	$2,717,505

Houghton International, Inc., Term Loan B	6.75%	01/29/16		2,938	2,952,551

Ineos Holdings Ltd. (United Kingdom), Term Loan C1	8.00%	12/16/14	EUR	3,113	4,353,482

Term Loan D	9.00%	06/16/15	EUR	2,000	2,742,752

Metokote Corp., Term Loan (Acquired 09/21/07-02/09/12; Cost $3,873,176)	10.00%	11/27/13		3,899	3,874,148

Momentive Specialty Chemicals, Inc., Extended Term Loan C4 (Acquired 02/09/10; Cost $1,345,566)	4.31%	05/05/15		1,379	1,348,021

Extended Term Loan C5	4.38%	05/05/15		4,789	4,693,645

OM Group, Inc., Term Loan B	5.75%	08/02/17		1,209	1,216,220

OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17		249	248,478

Phillips Plastics Corp., Term Loan	6.50%	02/10/17		721	720,397

PolyOne Corp., Term Loan	5.00%	12/20/17		1,144	1,149,580

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17		468	467,847

PQ Corp., Term Loan B	3.50%	07/30/14		1,528	1,496,465

Taminco Global Chemical Corp., Term Loan	6.25%	02/15/19	EUR	320	429,135

Term Loan	6.25%	02/15/19		1,074	1,081,703

Tronox, Inc., Delayed Draw Term Loan	1.00%	02/08/18		326	326,509

Term Loan B	4.25%	02/08/18		1,195	1,197,199

					31,015,637

Clothing & Textiles–0.53%
Levi Strauss & Co., Term Loan	2.49%	03/27/14		5,000	4,837,500

Conglomerates–0.49%
Goodman Global Holdings, Inc., First Lien Term Loan	5.75%	10/28/16		4,220	4,256,995

Second Lien Term Loan	9.00%	10/30/17		213	217,206

					4,474,201

Containers & Glass Products–4.01%
Anchor Glass Container Corp., First Lien Term Loan	6.00%	03/02/16		2,398	2,400,980

Second Lien Term Loan	10.00%	09/02/16		1,350	1,349,433

Berlin Packaging, LLC, Second Lien Term Loan	6.74%	08/17/15		3,000	2,877,510

Term Loan	3.38%	08/17/14		5,747	5,555,235

Exopack, LLC, Term Loan	6.50%	05/31/17		3,419	3,420,719

Graphic Packaging International, Inc., Revolver Loan(d)	0.51%	05/16/13		5,000	4,950,000

Hoffmaster Group, Inc., First Lien Term Loan	7.00%	01/03/18		1,883	1,886,315

Ranpak Corp., Term Loan	4.75%	04/20/17		430	431,034

Reynolds Group Holdings Inc., Term Loan C	6.50%	08/09/18		13,689	13,863,030

					36,734,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Cosmetics & Toiletries–1.39%
Huish Detergents, Inc., Incremental Term Loan B	2.25%	04/25/14	$1,909	$1,785,056

Second Lien Term Loan	4.50%	10/26/14	1,250	1,061,456

KIK Custom Products, Inc., Canadian Term Loan	2.52%	06/02/14	195	180,392

First Lien Term Loan	2.52%	06/02/14	1,136	1,052,288

Second Lien Term Loan	5.26%	11/28/14	7,000	4,681,250

Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 07/13/07-02/07/11; Cost $5,222,528)(c)	7.00%	02/19/15	1,194	1,086,178

Prestige Brands, Inc., Term Loan	5.25%	01/31/19	1,552	1,561,867

Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	1,296	1,296,722

				12,705,209

Drugs–1.22%
Grifols Inc. Term Loan B	4.50%	06/01/17	6,471	6,438,680

Harlan Sprague Dawley, Inc., Term Loan B	3.86%	07/11/14	2,123	1,910,384

Medpace, Inc., Term Loan	6.50%	06/16/17	1,905	1,838,590

Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	995	992,513

				11,180,167

Ecological Services & Equipment–1.46%
Safety Kleen, Term Loan B	5.00%	02/17/17	304	305,377

ServiceMaster Co., Delayed Draw Term Loan	2.75%	07/24/14	1,445	1,431,575

LOC	2.84%	07/24/14	2,802	2,689,862

Term Loan	2.83%	07/24/14	3,479	3,447,333

Synagro Technologies, Inc., Second Lien Term Loan	5.01%	10/02/14	6,850	5,531,409

				13,405,556

Electronics & Electrical–4.08%
Aeroflex Inc., Term Loan B	4.25%	05/09/18	2,772	2,710,117

Blackboard, Inc., First Lien Term Loan	7.50%	10/04/18	3,986	3,949,974

Second Lien Term Loan	11.50%	04/04/19	2,907	2,673,032

CommScope, Inc., Term Loan B	5.00%	01/14/18	1,817	1,822,024

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	1,459	1,437,476

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	2,983	2,931,159

Eastman Kodak Co., DIP Term Loan B	8.50%	07/20/13	1,094	1,111,793

Freescale Semiconductor, Inc., Extended Term Loan B	4.52%	12/01/16	4,000	3,910,640

Go Daddy Operating Company, LLC, Term Loan	7.00%	12/17/18	2,360	2,382,206

Open Solutions, Inc., Term Loan B	2.69%	01/23/14	5,684	5,313,173

Sophia, L.P., Term Loan B	6.25%	07/19/18	7,244	7,339,565

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	1,839	1,845,170

				37,426,329

Equipment Leasing–0.31%
Flying Fortress Inc., First Lien Term Loan	5.00%	02/23/17	2,884	2,855,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Farming & Agriculture–0.22%
Wm. Bolthouse Farms, Inc., First Lien Term Loan	5.51%	02/11/16		$899	$901,803

Second Lien Term Loan	9.50%	08/11/16		1,091	1,094,493

					1,996,296

Financial Intermediaries–1.74%
Nuveen Investments, Inc., Extended Term Loan	5.81%	05/12/17		8,957	8,962,361

RJO Holdings Corp., FCM Term Loan (Acquired 12/10/10; Cost $16,905)	6.25%	12/10/15		74	64,414

HoldCo Term Loan B	7.00%	12/10/15		3,472	2,708,058

Transfirst Holdings, Inc., PIK Second Lien Term Loan(c)	6.25%	06/15/15		1,532	1,424,923

Term Loan B	3.00%	06/15/14		2,865	2,752,777

					15,912,533

Food & Drug Retailers–2.75%
Alliance Boots Holdings Ltd. (United Kingdom),

Second Lien Term Loan	4.85%	07/05/16	GBP	4,800	6,937,597

Second Lien Term Loan	4.61%	07/11/16	EUR	1,668	2,022,058

Rite Aid Corp., Term Loan 5	4.50%	03/02/18		5,185	5,121,258

Term Loan B	2.01%	06/04/14		4,012	3,922,652

Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/08/19		3,487	3,499,190

Supervalu Inc., Term Loan B3	4.50%	04/28/18		3,655	3,664,629

					25,167,384

Food Products–2.00%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18		514	511,460

Dean Foods Co., Extended Term Loan B2	3.55%	04/02/17		683	672,235

Farley’s & Sathers Candy Co., Inc., Term Loan	6.50%	03/30/18		2,341	2,329,144

Foodvest Ltd. (United Kingdom), Term Loan B1	5.24%	09/23/15	EUR	465	564,085

Term Loan C2	6.08%	09/23/16	EUR	2,811	3,429,452

Pierre Foods, Inc., First Lien Term Loan	7.00%	09/30/16		6,306	6,322,225

Second Lien Term Loan	11.25%	09/29/17		930	933,723

Pinnacle Foods Holdings Corp., Term Loan D	6.00%	04/02/14		3,546	3,578,254

					18,340,578

Food Service–0.52%
Focus Brands, Inc., Term Loan B	6.25%	02/21/18		1,115	1,121,768

OSI Restaurant Partners, LLC, Revolver Loan	0.93%	06/14/13		1,459	1,429,202

Term Loan B	2.56%	06/14/14		1,689	1,654,204

Restaurant Holding Co., LLC, Term Loan B	9.00%	02/17/17		577	576,802

					4,781,976

Forest Products–0.87%
Ainsworth Lumber Co, Ltd., Term Loan	5.25%	06/26/14		3,200	2,936,800

Cenveo Corp., Term Loan B	6.25%	12/21/16		4,234	4,228,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Forest Products–(continued)

Verso Paper Holdings LLC, PIK Term Loan(c)	6.84%	02/01/13		$473	$248,562

Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17		532	531,486

					7,945,398

Healthcare–6.06%
CareStream Health, Inc., Term Loan B	5.00%	02/25/17		8,331	7,948,569

Community Health Systems, Inc., Extended Term Loan B	4.08%	01/25/17		855	846,799

DJO Finance LLC, Term Loan B	3.24%	05/20/14		1,990	1,966,538

Drumm Investors, LLC, Term Loan	5.00%	05/04/18		3,728	3,522,638

Genoa Healthcare Group, LLC, PIK Second Lien Term Loan(c)	14.00%	02/10/15		984	713,683

Gentiva Health Services, Inc., Term Loan B	4.75%	08/17/16		1,140	1,091,425

HCA, Inc., Extended Term Loan B2	3.83%	03/31/17		1,517	1,499,285

Extended Term Loan B3	3.49%	05/01/18		5,669	5,590,753

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18		536	513,227

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18		1,927	1,919,224

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18		4,035	3,898,077

Kinetic Concepts, Inc., Term Loan	7.07%	05/04/18	EUR	5,000	6,711,459

Term Loan B	7.00%	05/04/18		6,030	6,148,911

Sun Healthcare Group Inc. Term Loan B,	8.75%	10/15/16		998	890,733

Surgery Center Holdings, Inc. Term Loan B,	6.50%	02/06/17		1,166	1,099,143

Surgical Care Affiliates, Inc., Extended Revolver Loan(d)	0.38%	06/30/16		6,250	5,593,750

Extended Term Loan	4.58%	12/29/17		4,526	4,242,752

Vitalia Holdco S.a.r.l. (Switzerland), Second Lien Term Loan	9.58%	01/28/19	EUR	1,000	1,300,105

					55,497,071

Home Furnishings–1.23%
Hunter Fan Co., Second Lien Term Loan	7.00%	10/16/14		6,789	5,589,977

Term Loan	2.75%	04/16/14		1,417	1,324,568

National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14		3,458	3,422,034

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17		972	955,368

					11,291,947

Industrial Equipment–1.12%
Hupah Finance Inc., Term Loan B	6.25%	01/21/19		2,169	2,173,942

Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/29/18		1,424	1,433,446

Mold-Masters Luxembourg Holdings S. A. (Luxembourg), Term Loan	4.06%	10/10/14		3,470	3,415,153

Unifrax Corp., Term Loan	7.50%	11/28/18	EUR	1,882	2,507,858

Term Loan (Acquired 12/06/11; Cost $2,473,641)	7.00%	11/28/18		687	695,625

					10,226,024

Insurance–0.85%
Alliant Holdings I, Inc., Term Loan D	6.75%	08/21/14		1,024	1,033,110

C.G. JCF Corp., Term Loan	3.27%	08/01/14		487	485,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Insurance–(continued)

HMSC Corp., Second Lien Term Loan	5.74%	10/03/14		$1,750	$1,071,875

Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/26/17		1,600	1,588,000

Term Loan	5.00%	12/30/16		1,641	1,638,920

USI Holdings Corp., Incremental Term Loan	7.00%	05/05/14		1,955	1,950,113

					7,767,379

Leisure Goods, Activities & Movies–2.27%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16		3,791	3,731,880

Alpha D2 Ltd. (United Kingdom), Second Lien Term Loan	3.74%	06/30/14		6,624	6,350,746

Term Loan B2	2.37%	12/31/13		488	471,734

Term Loan B2	2.37%	12/31/13		2,244	2,169,207

AMC Entertainment, Inc., Term Loan B3	4.25%	02/22/18		1,826	1,809,755

Fender Musical Instruments Corp., Delayed Draw Term Loan	2.50%	06/09/14		66	63,629

Term Loan B	2.50%	06/09/14		131	125,937

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		553	552,355

Sabre, Inc., Term Loan B	2.33%	09/30/14		3,545	3,340,326

Vue Entertainment Investment Ltd. (United Kingdom), Term Loan B	6.07%	12/21/17	GBP	1,375	2,181,997

					20,797,566

Lodging & Casinos–8.85%
Boyd Gaming Corp., Extended Revolver Loan	3.71%	12/17/15		2,405	2,203,578

Revolver Loan	6.00%	12/17/15		1,107	1,112,983

Term Loan	3.74%	12/17/15		437	426,711

Caesars Entertainment Operating Co., Extended Term Loan B6	5.49%	01/26/18		3,256	2,965,561

Incremental Term Loan B4	9.50%	10/31/16		490	506,094

Term Loan B1	3.24%	01/28/15		10,538	9,899,270

Term Loan B3	3.25%	01/28/15		17,678	15,166,090

Term Loan B2	3.24%	01/28/15		6,830	6,416,144

Cannery Casino Resorts, LLC, Delayed Draw Term Loan	4.49%	05/20/13		2,511	2,427,802

Second Lien Term Loan	4.49%	05/16/14		2,500	2,312,500

Term Loan B	4.49%	05/17/13		3,923	3,792,447

CCM Merger, Inc., Term Loan B	7.00%	03/01/17		3,525	3,533,618

Full Moon Holdco 3 Ltd. (United Kingdom), Term Loan F	11.08%	06/29/12	GBP	485	755,724

Tranche B Term Loan	4.92%	09/05/14	GBP	7,110	9,303,600

Tranche C Term Loan	5.24%	09/04/15	GBP	7,110	9,360,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Lodging & Casinos–(continued)

Golden Nugget, Inc., PIK Delayed Draw Term Loan(c)	2.74%	06/30/14		$230	$217,887

PIK Term Loan B(c)	3.25%	06/30/14		400	378,667

Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2	2.75%	11/23/15		159	154,969

Regency Entertainment S.A. (Greece), Term Loan (Acquired 12/22/11; Cost $5,537,250)	4.64%	12/22/16	EUR	19,093	5,087,567

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15		5,067	5,083,058

					81,104,427

Nonferrous Metals & Minerals–0.15%
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/24/19		1,394	1,383,866

Oil & Gas–2.96%
Abbot Group Ltd. (United Kingdom), Term Loan B1	5.79%	03/15/16		161	134,788

Term Loan B2	5.79%	03/18/16		3,535	2,952,641

Term Loan C1	6.04%	03/15/17		57	48,262

Term Loan C2	6.04%	03/20/17		2,850	2,395,339

Term Loan C3	6.04%	03/20/17		988	830,380

Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17		1,898	1,902,295

CCS Corp. (Canada), Term Loan B	3.24%	11/14/14		6,009	5,834,772

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15		680	688,353

Delek Benelux B.V. (Netherlands), Term Loan B1A	3.09%	08/10/15	EUR	721	905,221

Term Loan B1B	3.09%	08/10/15	EUR	161	201,745

Term Loan B1C	3.09%	08/10/15	EUR	193	242,904

Term Loan C1A	3.84%	08/08/16	EUR	721	910,023

Term Loan C1B	3.84%	08/08/16	EUR	161	202,815

Term Loan C1C	3.84%	08/08/16	EUR	193	244,192

Obsidian Natural Gas Trust, Term Loan	7.00%	11/02/15		1,701	1,714,014

Western Refining, Inc., Term Loan B	7.50%	03/15/17		5,217	5,276,014

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14		2,615	2,618,678

					27,102,436

Publishing–4.26%
Cengage Learning Acquisitions, Inc., Term Loan	2.49%	07/03/14		2,308	2,151,252

Clarke American Corp., Term Loan B	2.79%	06/30/14		2,414	2,216,459

Gatehouse Media Operating, Inc., Delayed Draw Term Loan	2.25%	08/28/14		302	86,959

Term Loan B	2.25%	08/28/14		810	233,158

Knowledgepoint360 Group, LLC, First Lien Term Loan (Acquired 01/17/08; Cost $908,003)	3.75%	04/14/14		922	844,019

Second Lien Term Loan (Acquired 10/01/07-01/17/08; Cost $1,955,600)	7.50%	04/13/15		2,000	1,600,000

Medianews Group, Term Loan	8.50%	03/19/14		1,180	1,143,268

Merrill Communications, LLC, PIK Second Lien Term Loan(c)	13.76%	11/15/13		5,176	3,804,086

Term Loan	7.50%	12/24/12		3,856	3,576,434

Newsday LLC, Term Loan	6.82%	08/01/13		2,333	2,356,667

Tribune Co., Term Loan B(e)(f)	5.25%	06/04/14		29,437	19,269,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Publishing–(continued)

Yell Group PLC (United Kingdom), Term Loan B1	3.99%	07/31/14		$5,424	$1,766,700

					39,048,322

Radio & Television–10.23%
Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17		444	447,538

Clear Channel Communication, Term Loan A	3.64%	07/29/14		5,015	4,755,636

Term Loan B	3.89%	01/28/16		21,690	17,891,511

CMP KC LLC, Term Loan (Acquired 04/17/08-03/15/10; Cost $1,818,440)(e)	6.25%	10/03/12		1,887	254,696

Harron Communications Corp., Term Loan B	5.25%	10/06/17		1,271	1,265,905

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16		610	611,526

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18		8,919	8,931,124

Lavena Holding 4 GmbH (Germany), Revolver Loan	3.27%	03/06/15	EUR	12,694	13,805,074

Multicultural Radio Broadcasting, Inc., Term Loan	3.00%	12/18/12		1,287	1,193,116

Newport Television LLC, Term Loan B	9.00%	09/14/16		2,283	2,287,922

Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17		3,095	3,049,457

Tyrol Acquisitions (France), Revolver Loan(d)	2.57%	01/31/14	EUR	2,000	2,231,602

Second Lien Term Loan	3.98%	07/29/16	EUR	2,960	3,145,026

Second Lien Term Loan	6.33%	07/29/16	EUR	7,130	7,575,688

Term Loan C	2.98%	01/29/16	EUR	1,500	1,757,516

Univision Communications Inc., Extended Term Loan	4.49%	03/31/17		26,367	24,565,895

					93,769,232

Retailers (except Food & Drug)–2.57%
Academy, Ltd., Term Loan	6.00%	08/03/18		2,278	2,283,929

Amscan Holdings, Inc., Term Loan B	6.75%	12/04/17		3,290	3,296,021

Claire’s Stores, Inc., Term Loan B	3.05%	05/29/14		4,777	4,543,363

Educate, Inc., Term Loan (Acquired 06/29/07; Cost $488,797)	8.51%	06/16/14		489	488,797

Guitar Center Inc., Extended Term Loan	5.83%	04/10/17		4,527	4,242,605

J. Crew Operating Corp., Term Loan B	4.75%	03/07/18		5,101	5,007,529

Neiman Marcus Group, Inc., Term Loan	4.75%	05/16/18		413	410,693

Salsa Retail Holding Debtco 1 S.a r.l. (Germany), PIK Term Loan B(c)	7.25%	02/08/18	EUR	3,001	3,290,444

					23,563,381

Surface Transport–0.80%
Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/21/18		2,741	2,776,243

JHCI Acquisition, Inc., First Lien Term Loan	2.75%	06/19/14		2,454	2,280,965

Swift Transportation Co. Inc., Term Loan B	6.00%	12/21/16		2,288	2,294,873

					7,352,081

Telecommunications–7.35%
Avaya, Inc., Extended Term Loan B3	4.99%	10/26/17		5,260	5,115,926

Bultel Cable Bulgaria EAD (Bulgaria), Extended Term Loan A (Acquired 09/30/11; Cost $3,435,699)	6.75%	09/30/17	EUR	2,828	1,770,526

Extended Term Loan B (Acquired 09/30/11; Cost $3,944,444)	7.75%	10/30/18	EUR	3,250	2,035,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Telecommunications–(continued)

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16		$5,267	$4,469,223

Fibernet (Bulgaria), Term Loan B (Acquired 08/29/07; Cost $972,882)(e)(f)	0.00%	12/20/14	EUR	980	—

Term Loan C (Acquired 08/29/07; Cost $972,882)(e)(f)	0.00%	12/20/15	EUR	980	—

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19		3,143	3,165,808

Global Tel*Link Corp., Term Loan B	7.00%	12/14/17		4,347	4,343,206

Integra Telecom Holdings Inc., Term Loan B	9.25%	04/15/15		2,304	2,038,059

Level 3 Communications, Inc., Term Loan A	2.73%	03/13/14		4,125	4,072,406

Term Loan B2	5.75%	09/03/18		12,240	12,358,797

Term Loan B3	5.75%	08/31/18		1,196	1,207,688

MetroPCS Wireless, Inc., Term Loan B	4.01%	03/16/18		8,902	8,868,251

NeuStar, Inc., Term Loan B	5.00%	11/08/18		2,641	2,654,830

Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17		1,889	1,871,172

Syniverse Technologies, Inc., Term Loan B	5.25%	12/21/17		2,195	2,205,744

Tirol Finco B.V. (Austria), Facility Term Loan B	3.33%	10/02/15	EUR	1,012	1,257,613

Facility Term Loan C	3.83%	10/03/16	EUR	988	1,235,242

TowerCo Finance, LLC Term Loan B	5.25%	02/02/17		679	682,721

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17		3,044	2,899,361

Wind Telecomunicazioni S.p.A. (Italy), Term Loan B1	4.69%	11/27/17	EUR	4,000	5,069,879

					67,321,539

Utilities–3.93%
Bicent Power, LLC, Second Lien Term Loan	4.58%	12/31/14		5,000	62,525

BRSP, LLC, Term Loan B	7.50%	06/04/14		3,374	3,391,166

Calpine Corp., Term Loan	4.50%	04/02/18		2,458	2,444,220

FirstLight Power Resources, Inc., Second Lien Term Loan	4.75%	05/01/14		2,226	1,916,782

Primary Energy Operations LLC, Term Loan	6.50%	10/23/14		2,037	2,011,344

Star West Generation LLC, Term Loan B	6.00%	05/17/18		6,139	6,077,628

Texas Competitive Electric Holdings Co., LLC, Extended Term Loan	4.76%	10/10/17		9,193	5,159,604

Non-Extended Term Loan	3.76%	10/10/14		14,944	9,156,425

TPF Generation Holdings LLC, Second Lien Term Loan C	4.83%	12/15/14		6,000	5,820,000

					36,039,694

Total Variable Rate Senior Loan Interests					907,002,639

Notes–21.93%
Air Transport–0.66%
Air Lease Corp.	7.38%	01/30/19		5,504	5,400,800

Continental Airlines, Inc.(g)	6.75%	09/15/15		650	661,375

					6,062,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Automotive–0.65%
Goodyear Tire & Rubber Co.	7.00%	05/15/22		$1,074	$1,096,823

Schaeffler Finance B.V. (Netherlands)(g)	8.50%	02/15/19		754	818,090

Schaeffler Finance B.V. (Netherlands)	8.75%	02/15/19	EUR	2,800	4,047,451

					5,962,364

Cable & Satellite Television–2.49%
Cequel Communications, LLC(g)	8.63%	11/15/17		2,405	2,597,400

Charter Communications Operating LLC	7.00%	01/15/19		—	463

Charter Communications Operating LLC	6.63%	01/31/22		1,184	1,272,800

Telenet BidCo N.V. (Belgium)	6.38%	11/15/20	EUR	2,800	3,791,058

UPC Broadband Holdings, B.V. (Netherlands)	9.75%	04/15/18	EUR	1,500	2,143,337

UPC Broadband Holdings, B.V. (Netherlands)	6.38%	07/01/20	EUR	1,000	1,332,299

UPC Broadband Holdings, B.V. (Netherlands)	8.38%	08/15/20	EUR	4,000	5,489,074

UPC Broadband Holdings, B.V. (Netherlands)(g)	7.25%	11/15/21		2,941	3,082,609

UPC Broadband Holdings, B.V. (Netherlands)(g)	6.88%	01/15/22		236	245,137

Ziggo Bond Co. B.V. (Netherlands)	8.00%	05/15/18	EUR	2,000	2,831,136

					22,785,313

Chemicals & Plastics–0.27%
INEOS Holdings Ltd. (United Kingdom)(g)	8.38%	02/15/19		328	350,960

Lyondell Chemical Co.	11.00%	05/01/18		1,217	1,335,906

Taminco Global Chemical Corp.(g)	9.75%	03/31/20		761	795,245

					2,482,111

Containers & Glass Products–3.99%
Ardagh Glass Finance (Ireland)	7.13%	06/15/17	EUR	5,000	6,461,653

Ardagh Glass Finance (Ireland)(g)	7.38%	10/15/17		500	540,071

Ardagh Glass Finance (Ireland)	8.75%	02/01/20	EUR	6,000	7,893,874

Berry Plastics Group, Inc.(h)	4.21%	09/15/14		2,000	1,925,000

Berry Plastics Group, Inc.(h)	5.32%	02/15/15		6,456	6,473,754

Pregis Corp.(h)	6.25%	04/15/13	EUR	756	996,550

Pregis Corp.(h)	6.25%	04/15/13	EUR	506	666,821

Reynolds Group Holdings Inc.	7.75%	10/15/16	EUR	2,000	2,844,459

Reynolds Group Holdings Inc.(g)	7.88%	08/15/19		3,799	4,169,403

Reynolds Group Holdings Inc.(g)	9.88%	08/15/19		3,369	3,512,183

Reynolds Group Holdings Inc.(g)	6.88%	02/15/21		1,043	1,110,795

					36,594,563

Cosmetics & Toiletries–0.54%
Ontex IV S.A. (Netherlands)	7.50%	04/15/18	EUR	4,000	4,956,154

Financial Intermediaries–0.45%
Royal Bank of Scotland Group PLC (United Kingdom)	7.65%	09/30/31		5,000	4,162,500

Food Products–0.14%
Post Holdings, Inc.(g)	7.38%	02/15/22		1,203	1,290,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Forest Products–0.49%
Verso Paper Holdings, LLC	11.50%	07/01/14		$4,370	$4,484,712

Healthcare–1.22%
Accellent Inc.	8.38%	02/01/17		2,297	2,345,811

Accellent Inc.	10.00%	11/01/17		2,706	2,266,275

Apria Healthcare Group, Inc.	11.25%	11/01/14		6,167	6,536,666

					11,148,752

Home Furnishings–0.19%
Targus Group International, Inc., PIK (Acquired 12/16/09-12/14/10; Cost $5,052,985)(c)(i)	10.00%	06/14/19		1,694	1,694,195

Leisure Goods, Activities & Movies–0.52%
Corleone Capital Ltd. (United Kingdom)	9.00%	08/01/18	GBP	3,000	4,760,768

Lodging & Casinos–0.09%
Chester Downs & Marina LLC(g)	9.25%	02/01/20		750	787,500

Oil & Gas–1.33%
Coffeyville Resources, LLC(g)	9.00%	04/01/15		4,161	4,452,270

Seadrill Ltd.	6.50%	10/05/15		7,700	7,700,000

					12,152,270

Radio & Television–0.74%
CET 21 spol s.r.o. (Czech Republic)	9.00%	11/01/17	EUR	5,000	6,761,420

Rail Industries–1.11%
Channel Link Enterprises Finance PLC (United Kingdom)	2.35%	06/20/12	GBP	3,000	4,247,703

Channel Link Enterprises Finance PLC (United Kingdom)	3.00%	06/30/12	EUR	5,000	5,928,733

					10,176,436

Surface Transport–1.71%
Avis Budget Car Rental, LLC	9.63%	03/15/18		820	899,950

Nobina Europe A.B. (Sweden)	9.13%	08/01/12	EUR	12,769	14,801,018

					15,700,968

Telecommunications–3.21%
Goodman Networks, Inc.(g)	12.13%	07/01/18		3,960	4,049,100

Matterhorn Mobile S.A. (Luxembourg)	8.25%	02/15/20	EUR	5,000	6,894,650

PAETEC Holding Corp.	8.88%	06/30/17		462	507,045

PAETEC Holding Corp.	9.88%	12/01/18		1,845	2,061,788

Wind Telecomunicazioni S.p.A. (Italy)	11.75%	07/15/17	EUR	4,000	5,262,583

Wind Telecomunicazioni S.p.A. (Italy)	7.38%	02/15/18	EUR	6,000	7,733,998

Windstream Corp.(g)	7.50%	06/01/22		2,709	2,878,312

					29,387,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal*
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Utilities–2.13%
Calpine Corp.(g)	7.25%	10/15/17	$3,367	$3,585,855

Calpine Corp.(g)	7.50%	02/15/21	1,089	1,184,776

Calpine Corp.(g)	7.88%	01/15/23	4,623	5,073,904

NRG Energy, Inc.	7.63%	05/15/19	9,700	9,700,000

				19,544,535

Total Notes				200,894,430

Structured Products–3.48%
ACA CLO 2005-1 Ltd.(g)(h)	5.57%	10/15/17	3,500	2,697,196

Apidos Cinco CDO Ltd.	4.70%	05/14/20	930	623,363

Apidos Quattro CDO Ltd.(g)(h)	4.16%	01/20/19	631	434,115

Ares XI CLO, Ltd.(g)(h)	3.47%	10/11/21	792	568,891

Atrium IV CDO Corp.(g)	9.18%	06/08/19	328	283,253

Banc of America Large Loan Inc.(g)(h)	2.00%	11/15/15	8,506	7,945,051

Centurion CDO 15 Ltd.(g)(h)	2.79%	03/11/21	2,750	1,968,368

Clear Lake CLO 2006-1A Ltd.(g)(h)	2.01%	12/20/20	3,000	2,004,795

Columbus Nova CLO Ltd.(g)(h)	4.10%	05/16/19	1,747	1,142,880

Flagship CLO VI	5.29%	06/10/21	3,085	2,127,950

Flagship CLO VI(g)(h)	5.29%	06/10/21	922	636,266

Four Corners CLO II, Ltd.(g)(h)	2.41%	01/26/20	209	155,509

Four Corners CLO II, Ltd.	2.41%	01/26/20	70	52,084

Halcyon Loan Investors CLO Ltd.(g)(h)	4.16%	04/24/21	2,121	1,411,670

ING Investment Management CLO III, Ltd.(g)(h)	4.07%	12/13/20	1,842	1,241,330

ING Investment Management CLO IV, Ltd.(g)(h)	4.81%	06/14/22	395	269,025

Madison Park Funding IV Ltd.(g)(h)	4.17%	03/22/21	3,361	2,355,786

Pacifica CDO VI, Ltd.(g)(h)	4.25%	08/15/21	1,538	992,086

Sierra CLO Ltd.(h)	4.06%	01/22/21	1,696	1,131,607

Silverado CLO Ltd.(g)(h)	4.32%	10/16/20	2,050	1,416,906

Symphony CLO VIII, Ltd.(g)(h)	6.51%	01/09/23	2,790	2,454,435

Total Structured Products				31,912,566

			Shares
Common Stocks & Other Equity Interests–2.67%
Building & Development–0.17%
Axia Acquisition Corp.(k)			101	251,400

Building Materials Holding Corp.(k)			512,204	550,619

Lake at Las Vegas Joint Venture, LLC Class A (Acquired 07/15/10; Cost $24,140,508)(g)(k)			2,339	163,701

Lake at Las Vegas Joint Venture, LLC Class B (Acquired 07/15/10; Cost $285,788)(g)(k)			28	1,945

Lake at Las Vegas Joint Venture, LLC Class C, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(k)			117	—

Lake at Las Vegas Joint Venture, LLC Class D, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(k)			161	—

Lake at Las Vegas Joint Venture, LLC Class E, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(k)			180	—

Lake at Las Vegas Joint Venture, LLC Class F, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(k)			202	—

Lake at Las Vegas Joint Venture, LLC Class G, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(k)			229	—

Newhall Holding Co., LLC Class A(k)			235,259	276,429

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Building & Development–(continued)

Rhodes Homes(k)	750,544	$187,636

WCI Communities, Inc.(k)	1,830	105,225

		1,536,955

Chemicals & Plastics–0.78%
LyondellBasell Industries N.V. (Netherlands) Class A(k)	162,147	7,001,508

Metokote Corp. Wts., expiring 11/22/23 (Acquired 12/05/11; Cost $0)(g)(k)	131	135,233

		7,136,741

Conglomerates–0.06%
Euramax International, Inc.(g)(k)	1,870	542,242

Cosmetics & Toiletries–0.12%
Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511)(g)(k)	1,641,483	1,132,623

Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 07/12/07; Cost $0)(g)(k)	413,194	—

		1,132,623

Financial Intermediaries–0.00%
RJO Holdings Corp.(g)(k)	2,144	21,440

RJO Holdings Corp. Class A(g)(k)	1,142	571

RJO Holdings Corp. Class B(g)(k)	3,333	1,667

		23,678

Home Furnishings–0.05%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(g)(i)(k)	62,413	450,622

Leisure Goods, Activities & Movies–1.06%
MEGA Brands, Inc.(k)	30,040	242,882

Metro-Goldwyn-Mayer Inc. Class A(g)(k)	400,602	9,485,855

		9,728,737

Lodging & Casinos–0.05%
Twin River Worldwide Holdings, Inc. Class A(g)(k)	41,966	391,669

Twin River Worldwide Holdings, Inc. Class B(g)(k)	5,500	57,750

		449,419

Oil & Gas–0.22%
Vitruvian Exploration LLC(k)	76,400	2,043,700

Publishing–0.16%
Affiliated Media, Inc.(g)(k)	87,369	1,397,901

Endurance Business Media, Inc. Class A(g)(k)	4,753	47,531

SuperMedia, Inc.(g)(k)	7,080	20,178

		1,465,610

Radio & Television–0.00%
Cumulus Media, Inc. Wts., expiring 06/29/19 (Acquired 01/14/10; Cost $0)(k)	1,568	3,559

Total Common Stocks & Other Equity Interests		24,513,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Preferred Stock–0.01%
Financial Intermediaries–0.01%
RTS Investor Corp.(k)	649	$48,668

Time Deposit–3.29%
State Street Bank & Trust Co. ($30,177,170 par, 0.01% coupon, dated 02/29/12, to be sold on 03/01/12 at $30,177,178)(j) (Cost $30,177,170)		30,177,170

TOTAL INVESTMENTS(l)–130.37% (Cost $1,295,174,235)		1,194,549,359

BORROWINGS–(25.32)%		(232,000,000)

OTHER ASSETS LESS LIABILITIES–(5.05)%		(46,313,350)

NET ASSETS–100.00%		$916,236,009

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLD	– Credit Linked Deposit
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession
EUR	– Euro
GBP	– British Pound Sterling
LOC	– Letter of Credit
PIK	– Payment in Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	All or a portion of this security is Payment-in-Kind.
(d)	All or a portion of this holding is subject to unfunded loan commitments. See Note 8.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $19,524,016, which represented 2.13% of the Trust’s Net Assets.
(f)	The borrower has filed for protection in federal bankruptcy court.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $83,013,693, which represented 9.06% of the Trust’s Net Assets.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(i)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 29, 2012 was $2,144,817, which represented 0.23% of the Fund’s Net Assets. See Note 5.
(j)	Security is considered a cash equivalent for the purpose of the Statement of Cash Flows. See Note 1H.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5%.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $1,290,121,250)	$1,192,404,542

Investments in affiliates, at value (Cost $5,052,985)	2,144,817

Total investments (Cost $1,295,174,235)	1,194,549,359

Cash segregated as collateral for swap agreements	380,000

Foreign currencies, at value (Cost $23,608,938)	23,563,408

Receivable for:
Investments sold	52,491,182

Interest and fees	9,286,133

Investments matured	1,068,443

Unrealized appreciation swap agreements	13,416,714

Other assets	53,029

Total assets	1,294,808,268

Liabilities:
Payable for:
Borrowings	232,000,000

Investments purchased	130,193,791

Amount due to custodian	48,929

Income distributions	176,101

Accrued other operating expenses	1,095,828

Premiums received on swap agreements	10,587,100

Upfront commitment fees	1,018,150

Foreign currency contracts outstanding	3,452,360

Total liabilities	378,572,259

Net assets applicable to shares outstanding	$916,236,009

Net assets consist of:
Shares of beneficial interest	$1,411,292,628

Undistributed net investment income	(18,263,040)

Undistributed net realized gain (loss)	(384,342,742)

Unrealized appreciation (depreciation)	(92,450,837)

$916,236,009

Shares outstanding, $0.01 par value per share:
Shares outstanding	74,052,532

Net asset value per share	$12.37

Market value per share	$11.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$78,752,687

Interest from affiliates	169,420

Dividends (net of foreign withholding taxes of $115,530)	696,016

Other income	2,994,509

Total investment income	82,612,632

Expenses:
Advisory fees	14,572,043

Administrative services fees	212,501

Custodian fees	599,506

Interest, facilities and maintenance fees	3,218,443

Transfer agent fees	111,876

Trustees’ and officers’ fees and benefits	100,576

Other	1,584,425

Total expenses	20,399,370

Net investment income	62,213,262

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(57,077,590)

Foreign currencies	758,913

Foreign currency contracts	8,213,041

Swap agreements	(3,240,112)

(51,345,748)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(13,098,168)

Foreign currencies	420,086

Foreign currency contracts	(2,583,931)

Swap agreements	1,694,372

(13,567,641)

Net realized and unrealized gain (loss)	(64,913,389)

Net increase (decrease) in net assets resulting from operations	$(2,700,127)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010

		Seven months
	Year ended	ended	Year ended
	February 29,	February 28,	July 31,
	2012	2011	2010

Operations:
Net investment income	$62,213,262	$31,595,931	$59,475,567

Net realized gain (loss)	(51,345,748)	(48,588,673)	4,115,425

Change in net unrealized appreciation (depreciation)	(13,567,641)	118,107,555	127,622,573

Net increase (decrease) in net assets resulting from operations	(2,700,127)	101,114,813	191,213,565

Distributions to shareholders from net investment income	(65,399,832)	(44,400,565)	(78,663,310)

Net change in net assets from operations	(68,099,959)	56,714,248	112,550,255

Share transactions:
Value of shares issued through dividend reinvestment	517,806	—	475,500

Repurchase of shares	—	—	(322,626)

Net change in net assets from share transactions	517,806	—	152,874

Net increase (decrease) in net assets	(67,582,153)	56,714,248	112,703,129

Net assets:
Beginning of period	983,818,162	927,103,914	814,400,785

End of period (includes undistributed net investment income of $(18,263,040), $(1,590,798) and $38,507,343, respectively)	$916,236,009	$983,818,162	$927,103,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the year ended February 29, 2012

Cash provided by operating activities:
Net decrease in net assets resulting from operations	$(2,700,127)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,519,794,580)

Proceeds from sales of investments	1,605,212,402

Net change in transactions in swap agreements	3,301,728

Net change in commitment fees	1,018,150

Net change in transactions in foreign currency contracts	2,943,931

Net loan fees	139,978

Amortization of loan fees	(7,148,507)

Increase in receivables and other assets	(1,938,949)

Accretion of discounts on investment securities	(15,557,141)

Decrease in accrued expenses and other payables	528,410

Net unrealized depreciation on investment securities	13,098,168

Net realized loss from investment securities	57,077,590

Net cash provided by operating activities	136,181,053

Cash provided by (used in) financing activities:
Dividends paid to shareholders	(65,232,504)

Net decrease in borrowings on line of credit	(49,000,000)

Decrease in payable for amount due custodian	(4,460,019)

Net cash provided by (used in) financing activities	(118,692,523)

Net increase in cash and cash equivalents	17,488,530

Cash and cash equivalents at beginning of period	36,252,048

Cash and cash equivalents at end of period	$53,740,578

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$517,806

Supplemental disclosure of cash flow information:

Cash paid during the year ended February 29, 2012 for interest, facilities and maintenance fees	$3,338,740

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Dynamic Credit Opportunities Fund (the “Fund”), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
  The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking

25        Invesco Van Kampen Dynamic Credit Opportunities Fund

any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

26        Invesco Van Kampen Dynamic Credit Opportunities Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and are recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount

27        Invesco Van Kampen Dynamic Credit Opportunities Fund

invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
O.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
Q.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

28        Invesco Van Kampen Dynamic Credit Opportunities Fund

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
R.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares and floating rate note obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets are defined as the gross asset value of the Fund minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Fund. The Adviser previously entered into a subadvisory agreement with Avenue Europe International Management, L.P. (“the “Subadviser”). Under the subadvisory agreement, the Adviser retained the Subadviser to manage that portion of the Fund’s assets that were allocated to the Subadviser. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund. The sub-advisory agreement was terminated effective as of September 19, 2011.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.22%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

29        Invesco Van Kampen Dynamic Credit Opportunities Fund

  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$903,197,026	$3,805,613	$907,002,639

Notes	—	199,200,235	1,694,195	200,894,430

Structured Products	—	31,912,566	—	31,912,566

Equity Securities	7,264,568	15,413,862	1,884,124	24,562,554

Time Deposits	—	30,177,170	—	30,177,170

	$7,264,568	$1,179,900,859	$7,383,932	$1,194,549,359

Foreign Currency Contracts*	—	(3,452,360)	—	(3,452,360)

Swap Agreements*	—	2,829,614	—	2,829,614

Total Investments	$7,264,568	$1,179,278,113	$7,383,932	$1,193,926,613

*	Unrealized appreciation (depreciation)

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap agreements	$2,829,614	$—

Currency risk
Forward foreign currency contracts	$—	$(3,452,360)

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Swap	Foreign Currency
	Agreements*	Contracts*

Realized Gain (Loss)
Credit risk	$(3,240,112)	$—

Currency risk	—	8,213,041

Change in Unrealized Appreciation (Depreciation)
Credit risk	1,694,372	—

Currency risk	—	(2,583,931)

Total	$(1,545,740)	$5,629,110

*	The average notional value of swap agreements and foreign currency contracts open during the period was $140,258,333 and $383,945,916, respectively.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

03/09/12	State Street Bank	EUR	69,710,435	USD	91,438,481	$92,877,694	$(1,439,213)

03/09/12	Mellon Bank	EUR	70,000,000	USD	91,852,950	93,263,492	(1,410,542)

03/09/12	JPMorgan Chase Bank N.A.	EUR	5,289,565	USD	6,933,414	7,047,476	(114,062)

03/09/12	State Street Bank	GBP	22,507,142	USD	35,326,760	35,804,834	(478,074)

03/09/12	State Street Bank	GBP	492,858	USD	773,580	784,049	(10,469)

							$(3,452,360)

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

30        Invesco Van Kampen Dynamic Credit Opportunities Fund

Open Credit Default Swap Agreements
					Implied	Notional
		Buy/Sell	Pay/Receive	Expiration	Credit	Amount	Upfront	Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	Appreciation

Goldman Sachs International	CDX.NA.HY.9	Sell	3.75%	12/20/12	2.33%	$16,600	$702,750	$314,766

UBS	CDX.NA.HY.9	Sell	3.75%	12/20/12	2.33%	16,600	702,750	314,765

UBS	CDX.NAHY.10	Sell	5.00%	06/20/13	2.65%	16,800	1,091,500	671,001

Goldman Sachs International	Gala Group Finance	Sell	4.15%	03/20/13	4.00%	5,000	—	64,599

Goldman Sachs International	LCDX.NA.10	Sell	3.25%	06/20/13	1.82%	41,400	5,167,600	1,020,769

Goldman Sachs International	LCDX9	Sell	2.25%	12/20/12	1.46%	34,000	2,810,000	368,544

Goldman Sachs International	Peermont Global	Sell	3.50%	09/20/12	3.50%	5,000	—	46,143

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.00%	03/20/12	12.62%	5,000	112,500	29,027

Total Credit Default Swaps						$140,400	$10,587,100	$2,829,614

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended February 29, 2012.

				Change in
				Unrealized			Interest/
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	02/28/11	at Cost	from Sales	(Depreciation)	Gain (Loss)	02/29/12	Income

Targus Group International Inc. – Note	$1,538,235	$—	$—	$155,960	$—	$1,694,195	$169,420

Targus Group International Inc. – Common Shares	179,125	—	—	271,497	—	450,622	—

Total	$1,717,360	$—	$—	$427,457	$—	$2,144,817	$169,420

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $171,188 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is of counsel with the firm.

NOTE 7—Cash Balances and Borrowings

The Fund has entered into a $350 million revolving credit and security agreement which will expire on August 16, 2012. The revolving credit and security agreement is secured by the assets of the Fund.
  During the year ended February 29, 2012, the average daily balance of borrowing under the revolving credit and security agreement was $241,877,049 with a weighted interest rate of 0.23%. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

31        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 29, 2012. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

		Principal
Borrower		Amount	Value

Axia Acquisition Corp.	Revolver Loan	$348,226	$304,698

Bright Horizons Family Solutions, Inc.	Revolver Loan	3,000,000	2,963,400

Delta Air Lines, Inc.	Revolver Loan	2,000,000	1,941,000

General Motors Holdings	Revolver Loan	6,451,767	5,810,655

Graphic Packing International, Inc.	Revolver Loan	5,000,000	4,950,000

Key Safety System, Inc.	Exit Revolver Loan	2,000,000	1,868,720

Lake at Las Vegas Joint Venture, LLC	Term Loan	127,559	127,642

Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	623,679	617,442

Surgical Care Affiliates, Inc.	Revolver Loan	6,250,000	5,593,750

Tyrol Acquisitions	Revolver Loan	2,000,000	2,231,602

		$27,801,231	$26,408,909

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the Period August 1, 2010 to February 28, 2011 and the Year Ended July 31, 2010:

		Seven months
	Year ended	ended	Year ended
	February 29,	February 28,	July 31,
	2012	2011	2010

Ordinary income	$65,399,832	$44,400,565	$78,663,310

Total distributions	$65,399,832	$44,400,565	$78,663,310

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$587,593

Net unrealized appreciation (depreciation) — investments	(122,870,112)

Net unrealized appreciation — other investments	11,626,400

Capital loss carryforward	(384,400,500)

Shares of beneficial interest	1,411,292,628

Total net assets	$916,236,009

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, swap agreements, defaulted bonds and book/tax amortization and accretion differences.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

32        Invesco Van Kampen Dynamic Credit Opportunities Fund

  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 29, 2016	$431,578	$—	$431,578

February 28, 2017	76,783,001	—	76,783,001

February 28, 2018	230,817,698	—	230,817,698

February 28, 2019	2,612,706	—	2,612,706

Not subject to expiration	6,278,105	67,485,412	73,755,517

	$316,915,088	$67,485,412	$384,400,500

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $1,541,985,820 and $1,574,348,476, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$33,036,154

Aggregate unrealized (depreciation) of investment securities	(155,906,266)

Net unrealized appreciation (depreciation) of investment securities	$(122,870,112)

Cost of investments for tax purposes is $1,317,419,471.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond amortization and accretion and swap income, on February 29, 2012, undistributed net investment income was decreased by $13,485,672, undistributed net realized gain (loss) was increased by $14,576,422 and shares of beneficial interest was decreased by $1,090,750. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

		Seven months
	Year ended	ended	Year ended
	February 29,	February 28,	July 31,
	2012	2011	2010

Beginning shares	74,013,275	74,013,275	74,005,236

Shares issued through dividend reinvestment	39,257	—	38,039

Shares repurchased	—	—	(30,000)

Ending shares	74,052,532	74,013,275	74,013,275

  The Trustees have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

33        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								June 26, 2007
	For the year		Seven months					(Commencement
	ended		ended					of operations)
	February 29,		February 28,		Year ended July 31,			to July 31,
	2012		2011		2010	2009	2008	2007

Net asset value, beginning of period	$13.29		$12.53		$11.00	$15.69	$18.65	$19.10

Net investment income(a)	0.84		0.43		0.80	1.07	1.44	0.08

Net gains (losses) on securities (both realized and unrealized)	(0.88)		0.93		1.79	(4.41)	(2.82)	(0.53)

Total from investment operations	(0.04)		1.36		2.59	(3.34)	(1.38)	(0.45)

Dividends from net investment income	(0.88)		(0.60)		(1.06)	(1.35)	(1.58)	—

Net asset value, end of period	$12.37		$13.29		$12.53	$11.00	$15.69	$18.65

Market value, end of period	$11.62		$12.83		$11.94	$10.00	$13.30	$19.75

Total return at net asset value(b)	0.35%		11.30%

Total return at market value(c)	(2.36)%		12.79%		30.65%	(11.84)%	(25.46)%	(1.25)%

Net assets, end of period (000’s omitted)	$916,236		$983,818		$927,104	$814,401	$1,161,324	$1,379,846

Portfolio turnover rate(e)(f)	132%		88%		56%	36%	43%	0%

Ratios/supplement data based on average net assets:
Ratio of expenses	2.21	%(d)	2.22	%(h)	2.29%	3.76%	2.78%	1.54	%(h)

Ratio of expenses excluding interest, facilities and maintenance fees	1.86	%(d)	1.71	%(h)	1.74%	2.97%	1.79%	1.54	%(h)

Ratio of net investment income	6.73	%(d)	5.72	%(h)	6.56%	10.42%	8.38%	4.58	%(h)

Senior indebtedness:
Total borrowings outstanding (000’s omitted)	$232,000		$281,000		$252,500	$214,000	$510,000	N/A

Asset coverage per $1,000 unit of senior indebtedness(g)	$4,949		$4,501		$4,672	$4,806	$3,277	$—

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average net assets (000’s omitted) of $923,920.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(h)	Annualized.
N/A Not Applicable

NOTE 14—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
  At the year ended February 29, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Credit Suisse AG, Cayman Branch	$1,800,050	$1,621,179

Goldman Sachs Lending Partners LLC	1,370,000	1,233,863

Goldman Sachs Lending Partners LLC	450,012	405,295

Goldman Sachs Lending Partners LLC	2,831,705	2,550,318

Total	$6,451,767	$5,810,655

34        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The Fund is part of a group of defendants (Lenders) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida, brought in connection with the bankruptcy proceeding styled In re: TOUSA, Inc. et al., filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. et al., home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders or allocated to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used/allocated to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value for incurring those obligations. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund, along with numerous other defendants hereafter referred to as the Senior Transeastern Lenders, is named in two separate lending capacities. The first capacity is in connection with the Fund’s position as a lender in a revolving credit agreement and the second capacity is in connection with its position as lenders in a term loan. The case went to trial on October 13, 2009, resulting in the Bankruptcy Court rendering final judgment and requiring Lenders to post bonds equal to 110% of damages and disgorgement against them. Bonds were posted in December 12, 2009. On May 28, 2010, the Bankruptcy Court entered an order for revolving credit lenders to pay additional interest in connection with damages awarded against them. On July 13, 2010, Bankruptcy Court entered an order setting amounts of disgorgement awards against term loan lenders. The Senior Transeastern Lenders, including the Funds, appealed to district court. Oral argument on the appeal of the Final Judgment was heard on October 22, 2010. Objections to the disclosure statement were filed with the Bankruptcy Court on behalf of Debtors and the United States Trustee on December 20, 2010, and December 23, 2010, respectively. On February 11, 2011, the District Court issued an order that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Senior Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Senior Transeastern Lenders; 3) discharged all bonds deposited by Senior Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Senior Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Senior Transeastern Lenders. This matter is pending before the 11th Circuit Court of Appeals.
  Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

35        Invesco Van Kampen Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Dynamic Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Dynamic Credit Opportunities Fund (hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

Houston, TX
April 28, 2012

36        Invesco Van Kampen Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	1.23%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37        Invesco Van Kampen Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Wayne W. Whalen[1] — 1939 Trustee and Chair	2007	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

David C. Arch — 1945 Trustee	2007	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2007	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer — 1940 Trustee	2007	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Linda Hutton Heagy — 1948 Trustee	2007	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Howard J Kerr — 1935 Trustee	2007	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2007	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	2007	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2007	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neutrogena Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2        Invesco Van Kampen Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Valinda Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco Van Kampen Closed-End Funds.	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

T-4        Invesco Van Kampen Dynamic Credit Opportunities Fund

Correspondence information
Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-22043.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-CE-DCO-AR-1           Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 2/29/2012	Services Rendered to	year end 2/28/2011
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	2/29/2012	Requirement(1)	2/28/2011	Requirement(1)
Audit Fees	$65,300	N/A	$46,950	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,900	0%	$2,800	0%
All Other Fees(3)	$0	0%	$1,667	0%

Total Fees	$72,200	0%	$51,417	0%
PWC billed the Registrant aggregate non-audit fees of $6,900 for the fiscal year ended February 29, 2012, and $4,467 for the fiscal year ended February 28, 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns.

(3)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2/29/2012 That Were	Provided for fiscal year	2/28/2011 That Were	Provided for fiscal year
	Required	end 2/29/2012	Required	end 2/28/2011
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 29, 2012, and $0 for the fiscal year ended February 28, 2011, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Gregory Stoeckle, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2012:

	Dollar Range of	Dollar Range of Investments	Dollar Range of all Investments
	Investments in each	in Invesco pooled	in Funds and Invesco pooled
Portfolio Manager	Fund[1]	investment vehicles[2]	investment vehicles
Invesco Van Kampen Dynamic Credit Opportunities Fund
Scott Baskind	None	N/A	$100,001-$500,000
Gregory Stoeckle	None	N/A	$100,001-$500,000
Philip Yarrow	None	N/A	$10,001-$50,000

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.

Assets Managed
The following information is as of February 29, 2012:

	Other Registered Investment		Other Pooled Investment				Other Accounts
	Companies Managed (assets		Vehicles Managed (assets in				Managed (assets in
	in millions)		millions)				millions)
	Number of		Number of				Number of
Portfolio Manager	Accounts	Assets	Accounts		Assets		Accounts		Assets
Invesco Van Kampen Dynamic Credit Opportunities Fund
Scott Baskind	1	$260.4	2	[3]	$1,088.4	[3]	1	[4]	$385.1	[4]
Gregory Stoeckle	2	$1,089.2	26	[5]	$9,523.0	[5]	5	[6]	$1,647.6	[6]
Philip Yarrow	2	$2,768.3	None		None		None		None
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

3	This amount includes 1 Fund that pays performance based fees with $238.0M in total assets under management.

4	This amount includes 1 Fund that pays performance based fees with $385.1M in total assets under management.

5	This amount includes 12 Funds that pay performance based fees with $4,425.1M in total assets under management.

6	This amount includes 1 Fund that pays performance based fees with $385.1M in total assets under management.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[7]
Invesco [8] Invesco Australia[8] Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Advisors- Invesco Real Estate[9] Invesco Senior Secured[8,10]	Not applicable

[7]	Rolling time periods based on calendar year-end.

[8]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[9]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[10]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

Sub-Adviser	Performance time period[7]
Invesco Canada[8]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[8] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[11]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

[11]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date: May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date: May 7, 2012

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date: May 7, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.